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                                                                    EXHIBIT 10.3


                               AMENDMENT NO. 1 TO
                          CREDIT AND SECURITY AGREEMENT


         AMENDMENT NO. 1 (the "Amendment"), dated as of July 31, 2000, to the Credit and Security Agreement, dated as of March 31, 2000, among LANIER TRADE FUNDING LLC, as borrower, LANIER WORLDWIDE, INC., as guarantor of the servicer's performance, LANIER COLLECTIONS LIMITED PARTNERSHIP, as the servicer, BLUE RIDGE ASSET FUNDING CORPORATION, as lender and WACHOVIA BANK, N.A., individually and as administrator (as amended, modified or supplemented from time to time, the "Agreement"). Capitalized terms used and not defined herein shall have the same meanings as defined in the Agreement.

         WHEREAS, Wachovia, Bank One, NA, Lanier Collections, Lanier Receivables LLC and Lanier Lease Receivables LLC entered into the Intercreditor Agreement (Post-Lease) on June 7, 2000;

         WHEREAS, Lanier has informed the Administrator that it intends to sell Lanier Litigation Services, Inc. ("LLS"), which is an Originator of Receivables that have been and are being sold to the Borrower;

         WHEREAS, the parties hereto desire to amend the Agreement in certain respects as provided herein;

         NOW THEREFORE, in consideration of the premises and the other mutual covenants contained herein, the parties hereto agree as follows:

         SECTION 1. Amendments.

         (a) Section 7.3(f) is hereby amended by adding the following sentence at the end of the sub-section:

         Lanier shall not consent to or permit Lanier Trade Receivables LLC nor Lanier Receivables LLC to enter into any amendment, modification or restatement of, or supplement to, their respective certificates of formation or operating agreements without the prior written consent of the Administrator.

         (b) The definition of "Aggregate Commitment" in Appendix A of the Agreement is hereby amended in its entirety to read as follows:

         AGGREGATE COMMITMENT: THE AGGREGATE OF THE COMMITMENTS OF THE LIQUIDITY BANKS, NOW $48,000,000, AS REDUCED OR INCREASED FROM TIME TO TIME PURSUANT TO THE TERMS HEREOF.

         (c) The following definition is hereby added to Appendix A of the Agreement in the appropriate alphabetical order:


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         BILLED IN ADVANCE RENTAL PAYMENT: ANY RENTAL PAYMENT RELATING TO ANY
         RENTAL PERIOD THAT BEGINS ON OR BEFORE THE DATE (I) THE INVOICE FOR SUCH RENTAL PAYMENT WAS SENT TO THE RELATED OBLIGOR AND WHICH ENDS AFTER THE DATE SUCH INVOICE WAS SENT TO THE RELATED OBLIGOR OR (II) THE PAYMENT FOR SUCH RENTAL PERIOD IS DUE, IF NO INVOICE IS SENT TO SUCH OBLIGOR AND WHICH ENDS AFTER THE DUE DATE FOR SUCH RENTAL PERIOD.

         (d) The following definition is hereby added to Appendix A of the Agreement in the appropriate alphabetical order:

         BILLED IN ARREARS RENTAL PAYMENT: ANY RENTAL PAYMENT RELATING TO ANY RENTAL PERIOD THAT ENDS ON OR BEFORE THE DATE THE INVOICE FOR SUCH RENTAL PAYMENT WAS SENT TO THE RELATED OBLIGOR, PROVIDED THAT SUCH RENTAL PAYMENT IS, TO THE ADMINISTRATOR'S SATISFACTION, IDENTIFIED SEPARATELY FROM ALL BILLED IN ADVANCE RENTAL PAYMENTS.

         (e) The following definition is hereby added to Appendix A of the Agreement in the appropriate alphabetical order:

         CLICK CHARGE: ANY "PER USE" CHARGE METER BILLING OR FEE PAYABLE BY AN OBLIGOR REPRESENTING USAGE IN EXCESS OF THE PERMITTED PERIODIC USAGE DESCRIBED IN THE CONTRACT WITH SUCH OBLIGOR WHICH CHARGES OR FEES ARISE IN CONNECTION WITH ANY EQUIPMENT OWNED BY SUCH OBLIGOR AND SERVICED BY AN ORIGINATOR OR LEASED OR RENTED BY SUCH OBLIGOR UNDER ANY FINANCE OR OPERATING LEASE FROM AN ORIGINATOR (FOR EXAMPLE, A CHARGE PAYABLE FOR EACH PHOTOCOPY MADE ON SUCH EQUIPMENT), WHICH CHARGES OR FEES ARE BOOKED ON AN ORIGINATOR'S LEGACY BAM ACCOUNTING SYSTEM WITH INVOICE CODE "RSX" OR "XSX" BUT NOT WITH INVOICE CODE "MSX" AND WHICH CHARGES OR FEES, AS THE CASE MAY BE, HAVE, TO THE ADMINISTRATOR'S SATISFACTION, BEEN IDENTIFIED SEPARATELY FROM ALL RENTAL PAYMENTS.

         (f) The last sentence of the definition of "Collections" in Appendix A of the Agreement is hereby amended in its entirety to read as follows:

         COLLECTIONS SHALL ALSO INCLUDE (I) AMOUNTS PAID ON THE OBLIGATIONS PURSUANT TO THE LIMITED SECURED GUARANTY AND (II) ALL TRADE ALLOCATION AMOUNTS PURSUANT TO THE INTERCREDITOR AGREEMENT.

         (g) The definition of "Dilution Horizon Ratio" in Appendix A of the Agreement is hereby amended in its entirety to read as follows:

         DILUTION HORIZON RATIO: AS OF ANY DATE, AN AMOUNT (EXPRESSED AS A PERCENTAGE) CALCULATED BY DIVIDING THE SUM OF CUMULATIVE SALES FOR THE MOST RECENT PRECEDING SETTLEMENT PERIOD AND CUMULATIVE SALES FOR THE SETTLEMENT PERIOD IMMEDIATELY PRECEDING SUCH AFOREREFERENCED SETTLEMENT PERIOD BY THE NET POOL BALANCE AS OF THE MOST RECENT CUT-OFF DATE.

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         (h) The definition of "Dilution Ratio" in Appendix A of the Agreement
is hereby amended in its entirety to read as follows:

         DILUTION RATIO: AS OF ANY DATE, AN AMOUNT (EXPRESSED AS A PERCENTAGE) EQUAL TO A FRACTION, THE NUMERATOR OF WHICH IS THE TOTAL AMOUNT OF DILUTION DURING THE PREVIOUS SETTLEMENT PERIOD, AND THE DENOMINATOR OF WHICH IS THE CUMULATIVE SALES GENERATED DURING THE SETTLEMENT PERIOD ONE MONTH PRIOR TO THE MOST RECENT PRECEDING SETTLEMENT PERIOD.

         (i) The definition of "Eligible Receivable" in Appendix A of the Agreement is hereby amended by (i) deleting the word "and" at the end of clause
(l) thereof, (b) changing the period at the end of clause (m) thereof to a semicolon, (c) deleting subsections (a) and (b) in their entirety and substituting the following in lieu thereof and (d) inserting a new clause (n) after clause (m) as follows:

             (A) WHICH IS A RECEIVABLE, BUT NEITHER A BILLED IN ADVANCE RENTAL PAYMENT NOR A GMA PAYMENT, THAT HAS BEEN SOLD (I) TO LANIER RECEIVABLES PURSUANT TO THE SALE AGREEMENT (STEP 1) IN A "TRUE SALE" TRANSACTION,
         (II) TO LTR LLC PURSUANT TO THE SALE AGREEMENT (STEP 2) IN A "TRUE SALE" TRANSACTION, OR (III) TO THE BORROWER PURSUANT TO THE SALE AGREEMENT (STEP 3); PROVIDED, HOWEVER, THAT FROM AND AFTER MAY 26, 2000, ANY AND ALL RECEIVABLES ORIGINATED BY LANIER LITIGATION SERVICES, INC. SHALL BE EXCLUDED FROM THE "ELIGIBLE RECEIVABLES";

             (B) AS TO WHICH THE PERFECTION OF THE ADMINISTRATOR'S SECURITY INTEREST THEREIN IS GOVERNED BY THE LAWS OF A JURISDICTION WHERE THE UNIFORM COMMERCIAL CODE - SECURED TRANSACTIONS IS IN FORCE, AND WHICH CONSTITUTES AN "ACCOUNT" OR A "GENERAL INTANGIBLE" AS DEFINED IN THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN SUCH JURISDICTION;

             (N) IF SUCH RECEIVABLE ARISES FROM THE SALE OF OFFICE EQUIPMENT PURCHASED FROM HEWLETT PACKARD COMPANY: (I) MORE THAN 30 DAYS HAVE ELAPSED SINCE THE ORIGINATOR SOLD SUCH OFFICE EQUIPMENT TO AN OBLIGOR, AND (II) ON OR BEFORE SEPTEMBER 7, 2000, THE BORROWER HAS DELIVERED TO THE ADMINISTRATOR A LETTER (IN A FORM REASONABLY ACCEPTABLE TO THE ADMINISTRATOR) FROM HEWLETT PACKARD COMPANY ADDRESSED TO THE ADMINISTRATOR ON BEHALF OF THE LENDERS (OR EXPRESSLY STATING THAT THE LENDERS ARE PERMITTED TO RELY THEREON) CONFIRMING THAT HEWLETT PACKARD COMPANY'S SECURITY INTEREST IN GOODS MANUFACTURED AND SOLD BY HEWLETT PACKARD COMPANY TO AN ORIGINATOR (OR ONE OF ITS AFFILIATES) IS LIMITED TO SUCH GOODS THAT HAVE NOT YET BEEN PURCHASED AND PAID FOR BY AN ORIGINATOR AND THE PROCEEDS OF ANY SALE THEREOF, DOES NOT EXTEND TO ANY GOODS MANUFACTURED AND SOLD BY HEWLETT PACKARD COMPANY ONCE THE RELATED ORIGINATOR PAYS THE PURCHASE PRICE THEREFOR AND WOULD NOT PERMIT HEWLETT PACKARD COMPANY TO REPOSSESS SUCH GOODS FROM ANY OBLIGOR.

         (j) The following definition is hereby added to Appendix A of the Agreement in the appropriate alphabetical order:

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         GMA PAYMENTS: ANY RIGHT TO PAYMENT REPRESENTING THE FULL ANNUAL PAYMENT
         (AND NOT A PARTIAL OR MONTHLY INSTALLMENT) FOR ANY MAINTENANCE
         AGREEMENT WHEREBY AN ORIGINATOR AGREES TO MAINTAIN EQUIPMENT OWNED, LEASED OR RENTED BY AN OBLIGOR, EXCLUDING ANY MAINTENANCE AGREEMENT RELATED TO ANY EQUIPMENT LEASED BY AN OBLIGOR, WHICH LEASE GIVES RISE
         TO A LEASE RECEIVABLE (AS DEFINED IN THE INTERCREDITOR AGREEMENT).

         (k) The definition of "Intercreditor Agreement" in Appendix A of the Agreement is hereby amended in its entirety to read as follows:

         INTERCREDITOR AGREEMENT: THE INTERCREDITOR AGREEMENT (POST-LEASE), DATED AS OF JUNE 7, 2000, AMONG WACHOVIA, BANK ONE, NA, LANIER COLLECTIONS, LANIER RECEIVABLES LLC AND LANIER LEASE RECEIVABLES LLC.

         (l) The following definition is hereby added to Appendix A of the Agreement in the appropriate alphabetical order:

         LEASE ALLOCATION AMOUNT: AS DEFINED IN THE INTERCREDITOR AGREEMENT.

         (m) The definition of "Lease Payments" in Appendix A of the Agreement is hereby amended in its entirety to read as follows:

         LEASE PAYMENTS: ALL RIGHTS TO RECEIVE PAYMENT UNDER OR IN RESPECT OF ANY FINANCE LEASE OF EQUIPMENT OR ANY MAINTENANCE CONTRACT RELATED TO ANY SUCH FINANCE LEASE OF EQUIPMENT, INCLUDING, WITHOUT LIMITATION, ALL LEASE ALLOCATION AMOUNTS PURSUANT TO THE INTERCREDITOR AGREEMENT, BUT EXCLUDING ALL RENTAL PAYMENTS, CLICK CHARGES AND GMA PAYMENTS.

         (n) The definition of "Receivable" in Appendix A of the Agreement is hereby amended in its entirety to read as follows:

         RECEIVABLE: ANY RIGHT TO PAYMENT FOR EQUIPMENT SOLD (WHICH EQUIPMENT HAS BEEN SHIPPED TO THE RELATED OBLIGOR), SUPPLIES SOLD, SERVICES THAT HAVE BEEN RENDERED, RENTAL PAYMENTS, GMA PAYMENTS AND/OR CLICK CHARGES AND WHICH ARISE IN THE ORDINARY COURSE OF SUCH ORIGINATOR'S BUSINESS OF THE SALE, LEASE AND RENTAL OF OFFICE EQUIPMENT AND/OR THE RENDERING OF OFFICE SERVICES ON THE PREMISES OF CERTAIN OBLIGORS, INCLUDING, WITHOUT LIMITATION, THE RIGHT TO PAYMENT OF ANY INTEREST OR FINANCE CHARGES AND OTHER AMOUNTS WITH RESPECT THERETO, WHICH IS SOLD OR CONTRIBUTED UNDER ANY OF THE SALE AGREEMENTS, EXCLUDING IN ALL CASES ANY LEASE PAYMENTS. SEPARATE CHARGES INCLUDED IN A SINGLE INVOICE, TO THE EXTENT THAT ANY SUCH CHARGE SATISFIES THE REQUIREMENTS OF THE FIRST SENTENCE OF THIS DEFINITION, SHALL CONSTITUTE SEPARATE RECEIVABLES, NOTWITHSTANDING THAT THE OBLIGOR MAY TREAT SUCH INVOICE AS A SINGLE PAYMENT OBLIGATION.

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         (o) The following definition is hereby added to Appendix A of the
Agreement in the appropriate alphabetical order:

         RENTAL PAYMENT: ALL RIGHT, TITLE AND INTEREST OF AN ORIGINATOR, LANIER RECEIVABLES AND LTR LLC TO RECEIVE ANY PAYMENT FROM AN OBLIGOR IN RESPECT OF ANY PERIODIC PAYMENT UNDER ANY OPERATING LEASE OF OFFICE EQUIPMENT LEASED OR RENTED TO SUCH OBLIGOR UNDER A CONTRACT, WHICH IS BOOKED ON SUCH ORIGINATOR'S LEGACY BAM ACCOUNTING SYSTEM WITH AN INVOICE CODE OF "RSX" AND EXCLUDING ANY PAYMENTS OF FINANCE LEASES BOOKED ON EITHER (I) AN ORIGINATOR'S LEGACY BAM ACCOUNTING SYSTEM WITH AN INVOICE CODE OF "MSX", OR (II) AN ORIGINATOR'S INFOLEASE ACCOUNTING SYSTEM.

         (p) The definition of "Trade Allocation" in Appendix A of the Agreement is hereby deleted and the following definition is hereby added to Appendix A of the Agreement in the appropriate alphabetical order:

         TRADE ALLOCATION AMOUNT: AS DEFINED IN THE INTERCREDITOR AGREEMENT.

         SECTION 2. Representations and Warranties; No Liquidation Events. Each Loan Party hereby certifies that except as contemplated by the amendments above or by that waiver letter from the Administrator of even date herewith (i) each of the representations and warranties set forth in Article VI of the Agreement is true and correct on the date hereof, as if each such representation and warranty were made on the date hereof, and (ii) no Liquidation Event or Unmatured Liquidation Event has occurred and is continuing.

         SECTION 3. Agreement in Full Force and Effect as Amended. Except as specifically amended hereby, the Agreement shall remain in full force and effect. All references to the Agreement shall be deemed to mean the Agreement as modified hereby. This Amendment shall not constitute a novation of the Agreement, but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and conditions of the Agreement, as amended by this Amendment, as though such terms and conditions were set forth herein.

         SECTION 4. Conditions to Effectiveness; Effective Dates. It is a condition to the effectiveness of this Amendment that each of the following be delivered to the Administrator, each of which shall be in form and substance reasonably satisfactory to the Administrator:

         (a) Opinions of counsel to (i) the Originators, Lanier Receivables and LTR LLC to the effect that the Receivables, the Related Security and the proceeds thereof transferred by each such Person under the Sale Agreement (Step
1), the Sale Agreement (Step 2) and the Sale Agreement (Step 3) constitutes a "true sale" and that such Receivables, the Related Security and the proceeds thereof are not the property of the bankruptcy or insolvency estate of the transferor and would not be subject to the "automatic stay" of Section 362 of the Bankruptcy Code and (ii) the Originators, Lanier Receivables, LTR LLC and the Borrower to the effect that each of the Sale Agreement (Step 1), the Sale Agreement (Step 2), the Sale Agreement (Step 3) and the Agreement create valid and enforceable security interests (under applicable law) in the

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Receivables, the Related Security and the proceeds thereof transferred by each such Person under such agreements, which security interests are not subject to any prior lien;

         (b) Duly executed and delivered amendment to the Sale Agreement (Step
1) to remove Lanier Litigation Services, Inc. as an Originator;

         (c) Executed and duly filed amendments to UCC financing statements in all applicable jurisdictions reflecting the amendments made herein;

         (d) Executed amendments to the formation documents of each of, Lanier Receivables, LTR LLC and the Borrower to reflect the amendments made herein; and

         (e) Such other agreements, instruments, certificates, opinions and other documents as the Administrator may reasonably request in connection with any other matter contemplated by this Amendment.

Upon satisfaction of each of the above-referenced conditions to effectiveness (other than conditions set forth in paragraphs b and c), the amendments and modifications set forth herein shall be effective as of March 31, 2000. The Administrator agrees that the conditions set forth in paragraphs b and c above may be completed with in seven (7) days from the date hereof; and the Loan Parties covenant complete such conditions set forth in paragraphs b and c above with such time period and agree that a failure to do so shall constitute a Liquidation Event.

         SECTION 5. Miscellaneous.

         (a) This Amendment may be executed in any number of counterparts, and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

         (b) The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

         (c) This Amendment may not be amended or otherwise modified except as provided in the Agreement.

         (d) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

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         IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                LANIER TRADE FUNDING LLC, as the Borrower and a
                                     Loan Party

                                By:
                                   ---------------------------------------------
                                     Name:
                                     Title:

                                LANIER WORLDWIDE, INC., as guarantor of the
                                     servicer's performance and a Loan Party

                                By:
                                   ---------------------------------------------
                                     Name:
                                     Title:

                                LANIER COLLECTIONS LIMITED PARTNERSHIP, as
                                      the initial Servicer and a Loan Party

                                By:
                                   ---------------------------------------------
                                     Name:
                                     Title:

                                BLUE RIDGE ASSET FUNDING CORPORATION, as
                                     Lender

                                     By Wachovia Bank, N.A.,
                                       as Attorney-In-Fact

                                By:
                                   ---------------------------------------------
                                     Name: Adrian Jordan
                                     Title:  Vice President

                                WACHOVIA BANK, N.A., as the Administrator

                                By:
                                   ---------------------------------------------
                                     Name:
                                     Title: